                              FINANCIAL STATEMENTS

                       PAINEWEBBER LIFE INSURANCE COMPANY

                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
                      WITH REPORT OF INDEPENDENT AUDITORS

                       PaineWebber Life Insurance Company

                              Financial Statements

                  Years ended December 31, 1997, 1996 and 1995





                                    CONTENTS

Report of Independent Auditors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

Audited Financial Statements

Balance Sheets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
Statements of Operations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
Statements of Changes in Stockholder's Equity . . . . . . . . . . . . . . . . . . . . . . . . . .  4
Statements of Cash Flows  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6

                         Report of Independent Auditors





The Board of Directors
PaineWebber Life Insurance Company


We have audited the accompanying balance sheets of PaineWebber Life Insurance Company as of December 31, 1997 and 1996, and the related statements of operations, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PaineWebber Life Insurance Company at December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                /s/ Ernst & Young LLP

March 13, 1998

                       PaineWebber Life Insurance Company

                                 Balance Sheets




                                                                                 DECEMBER 31
                                                                            1997              1996
                                                                     ----------------------------------
 ASSETS
 Investments:
   Fixed maturities:
     Held to maturity, at amortized cost                              $    7,755,294    $    7,700,678
     Available for sale, at market                                            70,515            74,200
   Short-term investments                                                  7,509,600         5,951,209
                                                                     ----------------------------------
 Total investments                                                        15,335,409        13,726,087

 Cash and cash equivalents                                                   201,621           493,662
 Accrued investment income                                                   245,607           164,540
 Deferred policy acquisition costs                                        48,688,814        42,582,664
 Goodwill, less accumulated amortization (1997 -- $600,000; 1996
   -- $480,000)                                                              600,000           720,000
 Expense allowance receivable on reinsurance assumed                         331,291                 -
 Other assets                                                                 39,857           103,446
 Separate account assets                                                 129,309,639       124,245,611
                                                                     ----------------------------------
 Total assets                                                           $194,752,238      $182,036,010
                                                                     ==================================

 LIABILITIES AND STOCKHOLDER'S EQUITY
 Liabilities:
   Net funds held on reinsurance assumed                               $  27,267,752     $  24,209,628
   Expense allowance payable on reinsurance assumed                                -           498,500
   Deferred income taxes                                                   2,364,036                 -
   Other liabilities                                                         805,870           618,757
   Separate account liabilities                                          129,309,639       124,245,611
                                                                     ----------------------------------
 Total liabilities                                                       159,747,297       149,572,496

 Commitments and contingencies (Note 8)

 Stockholder's equity:
   Common Stock, $100 par value -- 25,000 shares authorized,
     issued and outstanding                                                2,500,000         2,500,000
   Additional paid-in capital                                             26,757,295        26,757,295
   Unrealized appreciation of available-for-sale investments                   2,464             2,011
   Retained earnings                                                       5,745,182         3,204,208
                                                                     ----------------------------------
 Total stockholder's equity                                               35,004,941        32,463,514
                                                                     ----------------------------------
 Total liabilities and stockholder's equity                             $194,752,238      $182,036,010
                                                                     ==================================



 See accompanying notes.

                       PaineWebber Life Insurance Company

                            Statements of Operations




                                                                  YEAR ENDED DECEMBER 31
                                                          1997              1996            1995
                                                      ---------------------------------------------
 Revenues:
   Annuity product charges                            $11,922,506      $  7,934,933    $  4,442,424
   Investment income, net of related expenses             687,963           797,083       1,061,015
   Realized loss on investments                              (156)             (346)        (10,531)
                                                      ---------------------------------------------
                                                       12,610,313         8,731,670       5,492,908

 Expenses:
   Commissions                                          8,037,598        18,631,019      10,093,301
   General expenses                                     5,526,993         4,575,441       3,146,492
   Insurance taxes                                         78,188           319,353         289,421
   Policy acquisition costs deferred                   (8,482,896)      (19,509,928)    (10,169,946)
   Amortization of deferred policy
     acquisition costs                                  2,376,746         1,532,285         667,997
   Amortization of goodwill                               120,000           120,000         120,000
                                                      ---------------------------------------------
                                                        7,656,629         5,668,170       4,147,265
                                                      ---------------------------------------------
 Income before income taxes                             4,953,684         3,063,500       1,345,643

 Income tax expense:
   Current                                                 50,000                 -               -
   Deferred                                             2,362,710                 -               -
                                                      ---------------------------------------------
                                                        2,412,710                 -               -
                                                      ---------------------------------------------
 Net income                                           $ 2,540,974      $  3,063,500    $  1,345,643
                                                      =============================================




See accompanying notes.

                       PaineWebber Life Insurance Company

                 Statements of Changes in Stockholder's Equity





                                                                 UNREALIZED
                                                                APPRECIATION
                                                ADDITIONAL    (DEPRECIATION) OF      RETAINED
                                    COMMON       PAID-IN      AVAILABLE-FOR-SALE     EARNINGS
                                    STOCK        CAPITAL         INVESTMENTS        (DEFICIT)         TOTAL
                                  ----------------------------------------------------------------------------
 Balances at January 1, 1995      $2,500,000   $26,757,295       $(2,750)          $(1,204,935)    $28,049,610
   Net income                              -             -             -             1,345,643       1,345,643
   Unrealized appreciation of
     available-for-sale
     investments                           -             -         4,684                     -           4,684
                                  ----------------------------------------------------------------------------
 Balances at December 31, 1995     2,500,000    26,757,295         1,934               140,708      29,399,937
   Net income                              -             -             -             3,063,500       3,063,500
   Unrealized appreciation of
     available-for-sale
     investments                           -             -            77                     -              77
                                  ----------------------------------------------------------------------------
 Balances at December 31, 1996     2,500,000    26,757,295         2,011             3,204,208      32,463,514
   Net income                              -             -             -             2,540,974       2,540,974
   Unrealized appreciation of
     available-for-sale
     investments                           -             -           453                     -             453
                                  ----------------------------------------------------------------------------
 Balances at December 31, 1997    $2,500,000   $26,757,295       $ 2,464           $ 5,745,182     $35,004,941
                                  ============================================================================



See accompanying notes.

                       PaineWebber Life Insurance Company

                            Statements of Cash Flows




                                                                                 YEAR ENDED DECEMBER 31
                                                                         1997            1996            1995
                                                                   ------------------------------------------------
 OPERATING ACTIVITIES
 Net income                                                          $ 2,540,974    $  3,063,500     $  1,345,643
 Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
   Amortization of goodwill                                              120,000         120,000          120,000
   Net amortization of fixed maturities                                  (46,082)          8,002           44,869
   Deferral of policy acquisition costs                               (8,482,896)    (19,509,928)     (10,169,946)
   Amortization of deferred acquisition costs                          2,376,746       1,532,285          667,997
   Change in expense allowance payable and net funds
     held on reinsurance assumed                                       1,023,568      14,593,989        7,647,978
   Payments to ceding companies on reinsurance assumed                (1,734,647)     (5,585,066)      (3,569,517)
   Payments received from ceding companies on reinsurance assumed      2,939,412         907,224          156,032
   Provision for deferred income taxes                                 2,362,710               -                -
   Realized loss on investments                                              156             346           10,531
   Changes in operating assets and liabilities, net of reinsurance assumed:
     Decrease (increase) in accrued investment income                    (81,067)        (93,794)          94,400
     Decrease (increase) in other assets                                  63,589         368,550         (255,770)
     Increase (decrease) in policy and contract claims                         -        (384,312)         263,102
     Increase (decrease) in other liabilities                            187,113         154,510       (1,034,844)
                                                                   ------------------------------------------------
 Net cash provided by (used in) operating activities                   1,269,576      (4,824,694)      (4,679,525)

 INVESTING ACTIVITIES
 Proceeds from investments sold, matured or repaid:
   Fixed maturities -- held to maturity                                1,360,000       2,160,000          515,000
   Fixed maturities -- available for sale                                  5,000          10,000           10,000
   Short-term investments - net                                                -      10,307,954        2,823,419
                                                                   ------------------------------------------------
                                                                       1,365,000      12,477,954        3,348,419

 Cost of investments acquired:
   Fixed maturities -- held to maturity                               (1,368,226)     (7,166,369)        (662,450)
   Short-term investments - net                                       (1,558,391)              -                -
                                                                   ------------------------------------------------
                                                                      (2,926,617)     (7,166,369)        (662,450)
                                                                   ------------------------------------------------
 Net cash provided by (used in) investing activities                  (1,561,617)      5,311,585        2,685,969
                                                                   ------------------------------------------------
 Increase (decrease) in cash and cash equivalents                       (292,041)        486,891       (1,993,556)

 Cash and cash equivalents at beginning of year                          493,662           6,771        2,000,327
                                                                   ------------------------------------------------
 Cash and cash equivalents at end of year                            $   201,621    $    493,662     $      6,771
                                                                   ================================================



See accompanying notes.

                       PaineWebber Life Insurance Company

                         Notes to Financial Statements

                               December 31, 1997




1.  ORGANIZATION, NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

ORGANIZATION AND NATURE OF BUSINESS

PaineWebber Life Insurance Company (the Company) is a wholly-owned subsidiary of PaineWebber Life Holdings, Inc., which is a wholly-owned subsidiary of PaineWebber Group, Inc. (the Parent). The Company offers separate account variable annuity products. These products are marketed through the Parent's licensed brokers.

USE OF ESTIMATES

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

INVESTMENTS

Fixed maturity securities that the Company has the positive intent and ability to hold to maturity are designated as "held to maturity". Held to maturity securities are reported at cost adjusted for amortization of premiums and discounts. Changes in the fair value of these securities, except for declines that are other than temporary, are not reflected in the Company's financial statements. Fixed maturity securities which may be sold are designated as "available for sale". Available for sale securities are reported at fair value and unrealized gains and losses on these securities are included directly in a separate component of stockholder's equity. Securities that are determined to have a decline in value that is other than temporary are written down to estimated fair value, which becomes the security's new cost basis, by a charge to realized losses in the Company's statement of operations.

Premiums and discounts are amortized utilizing the interest method which results in a constant yield over the securities' expected life. Realized gains and losses are determined on the basis of specific identification of investments.

CASH AND CASH EQUIVALENTS

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

                       PaineWebber Life Insurance Company

1. ORGANIZATION, NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GOODWILL

Goodwill includes the costs of various insurance licenses acquired in conjunction with the purchase of the Company. These costs are being amortized on a straight-line basis over 10 years.

DEFERRED POLICY ACQUISITION COSTS

Commissions and other costs of acquiring new business which vary with and are primarily related to the production of new business have been deferred. The deferred costs are being amortized in relation to the present value of expected gross profits. This amortization is adjusted periodically to reflect differences in actual and assumed gross profits.

DEFERRED INCOME TAXES

The deferred tax assets or liabilities are computed based on the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate. Deferred income tax expense or credits are based on the changes in the asset or liability from period to period.

DIVIDEND RESTRICTIONS

Prior approval of insurance regulatory authorities is required for payment of dividends to the Company's parent which exceed an annual limitation. During 1998, the Company will be able to pay dividends to its parent of approximately $1,700,000 without prior approval of statutory authorities.

SEPARATE ACCOUNT

Separate account assets and liabilities represent funds held for the exclusive benefit of variable annuity contractholders. Fees are received for administrative expenses and for assuming mortality, distribution and expense risks. Operations of the separate account are not included in these financial statements.

                       PaineWebber Life Insurance Company

2.  FAIR VALUES OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards (SFAS) No. 107, Disclosures About Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SFAS 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The following methods and assumptions were used by the Company in estimating the "fair value" disclosures for "financial instruments":

   Cash, cash equivalents, short-term investments and separate account assets:
   The carrying amounts reported in the balance sheet for these financial instruments approximate their fair values.

   Fixed maturities: The fair values for fixed maturities are based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services.

   Separate account liabilities: Fair values for the Company's liabilities under investment-type insurance contracts are based on cash surrender value of the underlying contracts.

The following sets forth a comparison of the carrying amounts and fair values of the Company's financial instruments subject to provisions of SFAS No. 107:

                                                               DECEMBER 31
                                                  1997                               1996
                                  ---------------------------------   ------------------------------
                                       CARRYING          FAIR            CARRYING           FAIR
                                        AMOUNT           VALUE            AMOUNT            VALUE
                                  ---------------------------------   ------------------------------
 Assets:
   Cash and cash equivalents        $    201,621    $    201,621      $    493,662     $    493,662
   Short-term investments              7,509,600       7,509,600         5,951,209        5,951,209
   Fixed maturities:
     Held to maturity                  7,755,294       7,821,060         7,700,678        7,727,700
     Available for sale                   70,515          70,515            74,200           74,200
                                  ---------------------------------   ------------------------------
                                      15,537,030      15,602,796         7,774,878        7,801,900

   Separate account assets           129,309,639     129,309,639       124,245,611      124,245,611

 Liabilities:
   Separate account liabilities      129,309,639     128,347,917       124,245,611      121,673,753

                       PaineWebber Life Insurance Company

3.  BASIS OF PRESENTATION

The financial statements prepared on the basis of generally accepted accounting principles differ from those prepared on a statutory basis primarily as follows: (a) revenues on investment products consist of policy charges for the cost of issuance, policy administration charges, amortization of policy initiation fees and surrender charges assessed rather than premiums received;
(b) acquisition costs such as commissions and other costs related to acquiring new business are being deferred and amortized over the life of the policy rather than being charged to current operations as incurred; (c) policy reserves on investment products are based on full account values rather than discounted methodologies utilizing statutory interest rates; (d) a portion of fixed maturity investments is designated as "available for sale" and valued at fair value with unrealized appreciation/depreciation credited/charged directly to stockholder's equity rather than valued at amortized cost; (e) deferred federal income taxes are provided for temporary differences between the financial statements and the tax returns; (f) certain assets designated as "non-admitted assets" have been reported as assets rather than being charged to surplus; (g) the carrying value of investments is reduced to fair value by the recognition of a realized loss in the statement of operations when declines in carrying value and judged to be other than temporary rather than recording an asset valuation reserve, in the nature of a contingency reserve which is recorded as a liability through a charge to surplus; (h) net realized capital gains (losses) attributable to changes in the level of market interest rates are recognized in the statement of operations in the year of disposition rather than being deferred and amortized over the remaining life of the bonds disposed of; (i) assets and liabilities are restated to fair values, with provision for goodwill and other intangible assets, when a change in ownership occurs rather than retaining their historical value; and (j) reinsurance reserve credits are recorded as reinsurance recoverable assets rather than recorded as a reduction to aggregate policy reserves.

Net income (loss) for the Company as reported in accordance with statutory accounting practices was approximately $1,679,000 in 1997, $(2,890,000) in 1996 and $(4,179,000) in 1995. Total statutory capital and surplus, as reported, was $16,218,000 at December 31, 1997 and $14,530,000 at December 31, 1996.

The National Association of Insurance Commissioners (NAIC) is in the process of codifying statutory accounting practices (Codification). Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification, which was approved by the NAIC in March 1998, will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the State of California must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Division. At this time, it is unclear whether the State of California will adopt Codification.

                       PaineWebber Life Insurance Company

4.  INVESTMENT OPERATIONS

At December 31, 1997 and 1996, the amortized cost, gross unrealized gains and losses, and estimated fair value of investments in fixed maturity securities are as follows:

HELD FOR INVESTMENT

                                                                     GROSS         GROSS
                                                     AMORTIZED     UNREALIZED    UNREALIZED       FAIR
                                                        COST         GAINS         LOSSES        VALUE
                                                   ---------------------------------------------------------
   DECEMBER 31, 1997
   Bonds - United States Government and agencies     $ 7,755,294    $67,363        $1,597      $ 7,821,060
   Short-term investments - United States
     Government and agencies                           7,509,600          -             -        7,509,600
                                                   ---------------------------------------------------------
                                                     $15,264,894    $67,363        $1,597      $15,330,660
                                                   =========================================================

   DECEMBER 31, 1996
   Bonds - United States Government and agencies     $ 7,700,678    $33,685        $6,663      $ 7,727,700
   Short-term investments - United States
     Government and agencies                           5,951,209          -             -        5,951,209
                                                   ---------------------------------------------------------
                                                     $13,651,887    $33,685        $6,663      $13,678,909
                                                   =========================================================

AVAILABLE FOR SALE

                                                                     GROSS         GROSS
                                                     AMORTIZED     UNREALIZED    UNREALIZED      MARKET
                                                        COST         GAINS         LOSSES         VALUE
                                                   ---------------------------------------------------------
   DECEMBER 31, 1997
   Bonds - state, municipal and other government       $66,725       $3,790         $ -          $70,515
                                                   =========================================================

   DECEMBER 31, 1996
   Bonds - state, municipal and other government       $72,189       $2,011         $ -          $74,200
                                                   =========================================================


During the year ended December 31, 1997, net unrealized gains on fixed maturity securities designated as available for sale caused an increase in stockholder's equity of $453 (net of deferred income taxes of $1,326).

                       PaineWebber Life Insurance Company

4.  INVESTMENTS OPERATIONS (CONTINUED)

The amortized cost and estimated fair value of investments in fixed maturity securities, by contractual maturity at December 31, 1997, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                  HELD FOR INVESTMENT          AVAILABLE FOR SALE
                                              ---------------------------   ------------------------
                                                AMORTIZED        FAIR         AMORTIZED      FAIR
                                                  COST          VALUE           COST        VALUE
                                              ---------------------------   ------------------------
   Due in one year or less                      $6,206,125    $6,235,000       $     -     $     -
   Due after one year through five years         1,549,169     1,586,060             -           -
   Due after five years through ten years                -             -        66,725      70,515
                                              ---------------------------   ------------------------
                                                $7,755,294    $7,821,060       $66,725     $70,515
                                              ===========================   ========================

Major categories of net investment income are as follows:


                                                                       YEAR ENDED DECEMBER 31
                                                                1997          1996            1995
                                                            ------------------------------------------
   Fixed maturities:
     Held for investment                                      $265,901      $317,782      $  146,009
     Available for sale                                          4,534         4,383           4,500
   Short-term investments                                      308,140       568,342         997,738
   Other                                                         3,019           924          15,828
                                                            ------------------------------------------
                                                               581,594       891,431       1,164,075
   Less investment expenses                                    106,369        94,348         103,060
                                                            ------------------------------------------
                                                              $687,963      $797,083      $1,061,015
                                                            ==========================================

At December 31, 1997, investments with an aggregate carrying value of $7,755,294 (1996 -- $7,650,977) were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

                       PaineWebber Life Insurance Company

5.  FEDERAL INCOME TAXES

The effective tax rate on income before taxes is different from the prevailing federal income tax rate as follows:

                                                                    YEAR ENDED DECEMBER 31
                                                             1997            1996           1995
                                                         ---------------------------------------------
   Income before income taxes                              $4,953,684      $3,063,500     $1,345,643
                                                         =============================================

   Tax effect of federal statutory rate (35%)              $1,733,789      $1,072,225     $  470,975
   Tax effect (decrease) of:
     Dividends received deduction, including
       revisions to prior year estimates in 1997               67,857        (605,807)      (185,129)
     Change in valuation allowance                           (147,872)       (401,700)      (318,873)
     Other, including revisions to prior year
       estimates in 1997                                      758,936         (64,718)        33,027
                                                         ---------------------------------------------
   Income tax expense                                      $2,412,710      $        -     $        -
                                                         =============================================

The tax effect of temporary differences giving rise to the Company's deferred income taxes is as follows:


                                                                                DECEMBER 31
                                                                          1997              1996
                                                                    ----------------------------------
   Deferred income tax assets:
     Net operating loss and credit carryovers                         $  4,893,720      $  5,477,791
     Reinsurance                                                         9,328,706         7,907,873
     Other                                                                 221,573         1,299,814
                                                                    ----------------------------------
                                                                        14,443,999        14,685,478
   Deferred income tax liabilities:
     Unrealized appreciation of fixed maturity                               1,326                 -
     Deferred policy acquisition costs                                  16,747,970        14,491,923
     Fixed maturity discounts                                               46,425            27,651
     Other                                                                  12,314            18,032
                                                                    ----------------------------------
                                                                        16,808,035        14,537,606
     Valuation allowance                                                         -          (147,872)
                                                                    ----------------------------------
   Net deferred income tax                                            $  2,364,036      $          -
                                                                    ==================================

For federal income tax purposes, the Company files a separate federal income tax return. At December 31, 1997, the Company has net operating loss carryforwards for income tax purposes of approximately $13,800,000, which expire through 2011.

                       PaineWebber Life Insurance Company

6.  REINSURANCE

The Company has reinsurance agreements with various insurance companies to assume a specified percentage of their variable annuity contracts. Under these agreements, the Company receives from the ceding company the account balances of the reinsured contracts. The Company in return pays to the ceding companies an expense allowance for commissions and other expenses associated with the reinsured contracts. In addition, the Company pays or receives an amount equal to the change in the statutory reserve held by the ceding companies on the reinsured contracts, adjusted for investment earnings credits. For the years ended December 31, 1997, 1996 and 1995, the Company recorded annuity product charges of $10,361,869, $6,828,830 and $3,679,995, respectively, related to contracts assumed under these agreements. At December 31, 1997 and 1996, the assets on deposit with ceding companies and funds held on reinsurance assumed are as follows:

                                                           1997               1996
                                                    ------------------------------------
   Assets on deposit with ceding companies            $ 703,970,716      $ 502,197,980
   Funds held on reinsurance assumed                   (731,238,468)      (526,407,608)
                                                    ------------------------------------
   Net funds held on reinsurance assumed              $ (27,267,752)     $ (24,209,628)
                                                    ====================================

The Company also has a reinsurance agreement with American Republic Insurance Company (American Republic) (see Note 7) to cede a specified percentage of the risks associated with the variable annuity contracts. Under this agreement, the Company pays American Republic the reinsurance percentage of charges and deductions collected on the reinsured policies. American Republic in return pays the Company an expense allowance for certain developmental, new business and maintenance costs on the reinsured contracts. The Company has also entered into a separate reinsurance agreement to reinsure the enhanced death benefit provision of the contracts. During 1997, 1996 and 1995, the Company incurred reinsurance premiums of $1,465,655, $1,459,270 and $1,741,939, respectively, and had benefit recoveries of $48,087, $120,199 and $198,824, respectively, in connection with these agreements.


7.  SERVICE AGREEMENTS WITH RELATED PARTIES

The Company has a third-party and corporate administrative agreements with American Republic to provide services for new business processing and account maintenance of the variable annuity contracts. The Company paid American Republic $552,000, $817,000 and $724,000 for these services in 1997, 1996 and
1995, respectively.

Commissions relating to the sale of all variable annuity contacts are paid to an affiliated company.





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

                       PaineWebber Life Insurance Company

                   Notes to Financial Statements (continued)




8.  COMMITMENTS AND CONTINGENCIES

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Potential obligations, if any, are not presently determinable by the Company; accordingly, no accrual has been made on these financial statements.


9.  YEAR 2000 (UNAUDITED)

Based on a study of its computer software and hardware, the Company has determined its exposure to the Year 2000 change of the century date issue. The Company has developed a plan to modify its information technology to be ready for the Year 2000. Efforts began in 1996 to modify its systems. This project is expected to be substantially completed early in 1999. While additional testing will be conducted on its systems through the Year 2000, the Company does not expect this project to have a significant effect on the Company's operations. To mitigate the effect of outside influences and other dependencies relative to the Year 2000, the Company is contacting significant customers, suppliers and other third parties. To the extent these third parties would be unable to transact business in the Year 2000 and thereafter, the Company's operations could be adversely affected.





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